Fees Summary	Oct. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 232,300,000.00
Previously Paid Amount	0.00
Total Fee Amount	35,565.13
Total Offset Amount	35,565.13
Net Fee	$ 0.00
Final Prospectus	false